UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 16, 2006
                                                      -----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                      001-31715             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                      2188 Highway 86  Milford, Iowa  51351
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

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ITEM 7.01  REGULATION FD DISCLOSURE

In a publicly accessible conference call on August 16, 2006, we released revised guidance for results of operations for our fourth quarter of fiscal 2006 and for our first quarter of fiscal 2007. Our revised guidance is now $0.04 for the fourth quarter of fiscal 2006, $0.10 - $0.12 for the fiscal year of 2006 and $0.08 for the first quarter of fiscal 2007.

A telephonic replay of the conference call will be available on the registrant's website until Sept 15, 2006.

The information the registrant furnished in this report is not deemed "filed" for purposes of section 18 of the Securities Act of 1934, as amended, or otherwise subject to liabilties of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

                                     Date   August 16, 2006
                                     ------------------------------

                                     By: /s/ John Gault
                                         --------------------------
                                             John Gault
                                             Principal Executive Officer,
                                             President and Director






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